Exhibit 10.1

BLUE SPHERE CORPORATION

SECURITIES SUBSCRIPTION AGREEMENT

THIS SECURITIES SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of February __, 2016, by and between Blue Sphere Corporation, a Nevada corporation (the “Company”), and the undersigned subscriber (the “Subscriber”).

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, this Agreement has been provided to the Subscriber in connection with a private offering (the “Offering”) of One Million Nine Hundred Twenty-Five Thousand U.S. Dollars (USD $1,925,000) of the Company’s shares of common stock, par value $0.001 per share (“Common Stock”), priced at USD $0.055 per share (the “Share Purchase Price”), and 5-year warrants to purchase shares of Common Stock (each whole warrant, a “Warrant” and collectively, the “Warrants”) in an amount equal to fifty percent (50%) of the number of shares of Common Stock so purchased by the Subscriber (such shares issuable pursuant to each Warrant, the “Warrant Shares”, together with the shares of Common Stock subscribed for hereunder and each Warrant, the “Securities”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Subscriber hereby agree as follows:

1.            Purchase and Sale of the Securities.

(a)          Upon the terms and subject to the conditions set forth in this Agreement and in consideration of the subscription amount delivered by the Subscriber to the Company as set forth on the signature page hereof (the “Subscription Amount”), the undersigned Subscriber agrees to purchase, and the Company agrees to sell and issue at the Closing:

(i)           a number of shares of Common Stock (“Purchased Shares”) determined based on dividing the Subscription Amount by the Share Purchase Price; and

(ii)          a Warrant to purchase up to fifty percent (50%) of the number of shares of Common Stock purchased by the Subscriber hereunder, at an exercise price of ten cents ($0.10) per share and in accordance with all other such terms set forth in the Warrant, the form of which is attached hereto as Exhibit A.

(b)          The Subscriber and the Company agree that the Subscription Amount shall be paid by or on behalf of the Subscriber by wire payable as described below, and is subject to receipt by the Company (the date such payment is received by the Company, the “Closing”). The Closing is subject to the Company’s receipt of an Agreement and Warrant signed by the Subscriber, and the Company’s acceptance of the same as evidenced by its execution of this Agreement, such acceptance being in the Company’s sole discretion. The date of the Closing occurring in connection with the Subscriber is referred to herein as the “Closing Date.”

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(c)          All funds received to purchase the Securities will be deposited in an interest-bearing escrow account at U.S. Bank National Association. The wiring instructions are as follows:

U.S. BANK NATIONAL ASSOCIATION
CORPORATE TRUST
ST. PAUL, MN
ABA#:	091000022
BNF:	U.S. BANK N.A.
A/C#:	180121167365
FOR:	Blue Sphere & Maxim Grp Escrow
SEI#:	278899000
ATTN:	TFM

2.           Subscriber Representations and Warranties. Subscriber hereby represents and warrants to and agrees with the Company that:

(a)          Standing of Subscriber. Subscriber has the legal capacity and power to enter into this Agreement.

(b)         Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and to advance the Subscription Amount and accept the Warrant. The execution, delivery and performance of this Agreement by the Subscriber, and the consummation by the Subscriber of the transactions contemplated hereby, have been duly authorized by all necessary action, and no further consent or authorization of Subscriber is required. This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes, or shall constitute, when executed and delivered, a valid and binding obligation of the Subscriber, enforceable against Subscriber in accordance with the terms hereof.

(c)          Information on Subscriber. Subscriber is, and reasonably believes it will be at the time of exercise of the Warrant, an “accredited investor,” as such term is defined in Regulation D promulgated by the SEC under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of, and to make an informed investment decision with respect to, the proposed purchase, which the Subscriber hereby agrees represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber acknowledges that an investment in the Company’s Securities is highly speculate and the Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

(d)         Purchase of Securities. The Subscriber will purchase the Securities for its own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of shares of Common Stock or the Warrant Shares.

(e)          Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

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(f)           Share Legend. The Securities shall bear the following or similar legend:

THE SECURITIES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

(g)          Communication of Offer. At no time was Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(h)          No Governmental Endorsement. Notwithstanding representations made by the Company in paragraph 3(i) below, Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities, or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i)           Receipt of Information. Subscriber, based in part on representations made by the Company in paragraphs 3(i) and 3(j) below, believes it has received all the information it considers necessary or appropriate for deciding whether to invest the Subscription Amount in the Company and to accept the Securities. Subscriber further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

(j)           No Market Manipulation. Between the dates of January 30, 2016 (the date Subscriber received notification from Maxim Group LLC that it may be in receipt of Confidential Information) and Closing, Subscriber has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of Common Stock, to facilitate the sale or resale of the Shares or affect the price at which the Shares may be issued or resold.

(k)          Risk of Loss. The Subscriber acknowledges that there may be no market for the Securities and that the Subscriber may not be able to sell or dispose of the Securities; the Subscriber has liquid assets sufficient to assure that the Subscription Amount of the Securities will cause no undue financial difficulties and that, after purchasing the Securities the Subscriber will be able to provide for any foreseeable current needs and possible personal contingencies. The Subscriber is financially able to bear the economic risk of this investment, including the ability to hold the Securities indefinitely or to afford a complete loss of the Subscriber’s investment in the Securities.

(l)           If the Subscriber is a partnership, corporation, trust, or other entity, (i) the Subscriber represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Securities, (ii) the Subscriber has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iii) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

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3.            Company Representations and Warranties. The Company represents and warrants to, and agrees with, Subscriber that:

(a)          Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the power and authority to carry out its business as not conducted and as proposed to be conducted

(b)         Authority; Enforceability. This Agreement and the Subscriber’s Warrant (the “Transaction Documents”) have been or will be duly authorized, executed and delivered by the Company and are the valid and binding agreements of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(c)          Capitalization and Voting Rights.  Information concerning the Company’s capitalization and securities is contained in the Company’s Annual Report on Form 10-K, filed with the SEC on January 13, 2016. As of January 28, 2016, there were 182,317,675 shares of Common Stock issued and outstanding. All outstanding shares of the Company’s capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. All securities of the Company have been issued in compliance with the Securities Act and applicable state and foreign securities laws

(d)          Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations hereunder and thereunder, including, without limitation, the issuance of the Securities.

(e)          No Violation or Conflict. Neither the issuance of the Securities nor the performance of the Company’s obligations under the Transaction Documents will:

(i)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or bylaws of the Company, (b) any decree, judgment, order or determination applicable to the Company of any court, governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company, or (iii) any contract or agreement to which the Company is a party or is bound; or

(ii)          result in the creation or imposition of any lien, charge or Encumbrance upon the Shares except in favor of Subscriber as described herein;

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(f)          Shares of Common Stock and the Warrant Shares. Upon issuance, shares of Common Stock and the Warrant Shares:

(i)           shall be free and clear of any security interests, liens, pledges, claims or other encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)          shall have been duly and validly issued, fully paid and non-assessable; and

(iii)         will not subject the holders thereof to personal liability by reason of being such holders.

(g)         No General Solicitation. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(h)         Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(i)          SEC Filings. To the best of the Company’s knowledge, and to the extent not previously disclosed in the Company’s current filings with the SEC, the Company has filed all required forms, reports and documents with the SEC, each of which has complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, each as in effect on the dates such forms, reports, and documents were filed. None of the Company’s SEC filings (the “SEC Filings”), including any financial statements or schedules included or incorporated by reference therein, contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the SEC Filings complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC in respect thereof and fairly present, in conformity with GAAP on a consistent basis (except as may be indicated in the notes thereto), the financial position of the Company as of the dates thereof and its results of operations and changes in financial position for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments). Except as and to the extent disclosed in the SEC Filings, since the date of the latest financial statement included in the Company’s most recently filed annual report, there has not been any event, occurrence or development which does or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company’s business, prospects, condition (financial or otherwise), affairs, operations, assets or properties.

(j)          Full Disclosure. No representation or warranty in this Agreement, in the SEC Filings or in any written certificate, schedule, statement or other document prepared by or on behalf of the Company for the Subscriber and furnished by the Company to the Subscriber pursuant to this Agreement contains any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. To the Company’s knowledge, there is no material fact or information, individually or in the aggregate, relating to the business, prospects, condition (financial or otherwise), affairs, operations, assets or properties of the Company that has not been disclosed to the Subscriber by the Company and which is reasonably necessary to enable the Subscriber to make its investment decision.

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4.            Broker’s Commission/Finder’s Fee. Each party hereto represents to the other that there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the consummation of the transactions contemplated hereby, other than those fees payable by the Company pursuant to a Letter of Engagement between the Company and Maxim Group, LLC, as placement agent, dated October 14, 2015, the terms of which are summarized in the Offering Summary.

5.           Covenants Regarding Indemnification. Each party hereto agrees to indemnify, hold harmless, reimburse and defend the other party and the other party’s officers, directors, agents, counsel, affiliates, members, managers, control persons, and principal shareholders, as applicable, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the indemnified party or any such person which results, arises out of or is based upon (i) any breach of any representation or warranty by the indemnifying party in this Agreement or (ii) any breach or default in performance by the indemnifying party of this Agreement or any covenant or undertaking to be performed by the indemnifying party hereto.

6.            Registration Covenants. The Company shall:

(a)          Take all actions to permit the Subscriber to sell all of the Purchased Shares and Warrant Shares (the “Total Shares”) pursuant to Rule 144, including, but not limited to, making and keeping public information available, and filing all required SEC reports and other documents in a timely manner.

(b)          In addition, within sixty (60) days after the date hereof (“Filing Date”), the Company shall use its reasonable commercial efforts to prepare and file with the SEC a registration statement covering the Total Shares for an offering to be made on a continuous basis pursuant to Rule 415 (the “Registration Statement”). The Company shall use its reasonable commercial efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof. The Company shall use its reasonable commercial efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) the Warrants have been fully exercised or have terminated and all of the Total Shares have been sold by the Subscriber, or (ii) the Warrants have been fully exercised or have terminated and all of the Total Shares may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect addressed and acceptable to the Company’s transfer agent and the Subscriber.

(c)          If, after the date hereof and prior to the date the Registration Statement under subsection 6(b) above becomes effective, the Company proposes to register any shares of Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both, the Company will cause the Total Shares to be included with the securities to be covered by the registration statement proposed to be filed by the Company.

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7.            Miscellaneous.

(a)          Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or email or facsimile transmission if such transmission is confirmed, by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses (or to such other addresses which such party shall subsequently designate in writing to the other party):

(i)           if to the Company:

with a copy to:

(ii)          If to Subscriber, to:

(b)          Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. Neither the Company nor Subscriber has relied on any representations not contained or referred to in this Agreement and the Offering Summary delivered herewith.

(c)          Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by email transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)          Law Governing this Agreement and Disputes. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

The parties to this Agreement shall submit all disputes arising under the Transaction Documents to arbitration in New York, New York before a single arbitrator of the American Arbitration Association (the “AAA”). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the State of New York. No party hereto will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit the Subscriber’s right to obtain an injunction for a breach of this Agreement from a court of law. Any injunction obtained shall remain in full force and effect until the arbitrator fully adjudicates the dispute.

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(e)          Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(f)          Counsel; Ambiguities. Each party and its counsel have participated, or have had the opportunity to participate, fully in the review of this Agreement and the other Transaction Documents. The parties understand and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting the Transaction Documents.

(g)         Expenses. At Closing, the Company will pay Subscriber (or a related party designated by Subscriber, such as the General Partner of Subscriber) $5,000 to offset Subscriber’s legal and due diligence expenses associated with the Offering. The Company and the Subscriber will each bear their own additional legal and other expenses with respect to the Offering.

(h)          Headings. The headings of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on and as of the date set forth above.

THE COMPANY:

BLUE SPHERE CORPORATION

By:
Name:	Shlomi Palas
Title:	Chief Executive Officer

SUBSCRIBER:

The undersigned signatories hereby certify that he/she has read and understands the Transaction Documents, and that the representations made by the undersigned in said documents are true and accurate.

Contact information

Address:

Phone Number:
Fax Number:
Email:

Subscription Amount:	$	(USD)

Purchased Shares:

Name of Subscriber:

(signature)

By:

Title:

Dated: February ______, 2016

Taxpayer ID:

[Signature Page to Securities Subscription Agreement]